                            SECOND AMENDMENT TO AMENDED,
                     CONSOLIDATED AND RESTATED CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO AMENDED, CONSOLIDATED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is entered into as of June 30, 1998 among USCS International, Inc. (the "Borrower"), the lenders listed on the signature pages hereto (the "Lenders") and NationsBank, N.A. (f/k/a NationsBank of Texas, N.A.), as administrative agent (the "Agent") for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Agreement.

                                      RECITALS

     WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Amended, Consolidated and Restated Credit Agreement dated as of September 30, 1996 (as amended by that certain First Amendment to Amended, Consolidated and Restated Credit Agreement dated as of December 9, 1997 and as further amended, modified, supplemented or restated from time to time, the "Agreement");

     WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend the terms of the Agreement as set forth below; and

     WHEREAS, the Agent and the Lenders have agreed to such amendment of the Agreement on the terms and subject to the conditions contained in this Second Amendment.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.   AMENDMENTS

     1.1 Section 6.2(f)(iv) of the Agreement is hereby amended and restated in its entirety to read as follows:

               (iv) INVESTMENTS BY THE BORROWER TO ANY OF ITS SUBSIDIARIES (OTHER THAN ANY LOAN PARTY) IN THE ORDINARY COURSE OF BUSINESS WHICH DO NOT EXCEED $3,000,000, IN THE AGGREGATE, AT ANY TIME OUTSTANDING, EXCLUDING, HOWEVER, FROM SUCH $3,000,000 LIMIT ANY INVESTMENT IN RPA IN CONNECTION WITH THE EXPANSION OF THE IBS BILLING FACILITY, SUCH INVESTMENT NOT TO EXCEED, IN THE AGGREGATE, $8,400,000;

     1.2 Section 6.2(e) of the Agreement is hereby amended and restated in its entirety to read as follows:

     (e) SALES, ETC. OF ASSETS. SELL, LEASE, TRANSFER OR OTHERWISE DISPOSE OF, OR PERMIT ANY OF ITS SUBSIDIARIES TO SELL, LEASE, TRANSFER OR OTHERWISE DISPOSE OF, OR GRANT ANY OPTION OR OTHER RIGHT TO PURCHASE, LEASE OR OTHERWISE ACQUIRE ANY PROPERTY OF THE BORROWER OR ITS SUBSIDIARIES EXCEPT (i) SALES OF INVENTORY IN THE ORDINARY COURSE OF ITS BUSINESS, (ii) SALES OF OBSOLETE, WORN OUT OR

MATERIALLY DAMAGED OR REPLACED PROPERTY, (iii) SALES, LEASES, TRANSFERS OR OTHER DISPOSITIONS OF ASSETS OF CABLELEASE AND RPA IN THE ORDINARY COURSE OF BUSINESS,
(iv) SALES OR TRANSFERS OF ASSETS TO RPA NOT TO EXCEED $8,400,000 IN THE AGGREGATE AFTER THE CLOSING DATE AND (V) SALES OF OTHER ASSETS IN AN AGGREGATE AMOUNT NOT TO EXCEED $2,000,000 IN ANY FISCAL YEAR AND NOT TO EXCEED $10,000,000 IN THE AGGREGATE AFTER THE CLOSING DATE.

     1.3 All references in the Agreement and the other Loan Documents to NationsBank of Texas, N.A. shall hereafter refer to NationsBank, N.A.

II.  CONDITIONS PRECEDENT

     2.1 This Second Amendment shall be effective upon receipt by the Agent of copies of this Second Amendment duly executed by the Borrower, the Agent and the Lenders.

III. MISCELLANEOUS

     3.1 The term "Agreement" as used in each of the Loan Documents shall hereafter mean the Agreement as amended by this Second Amendment. Except as herein specifically agreed, the Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     3.2 Each of the Borrower, the Agent and the Lenders represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

          (b) This Second Amendment has been duly executed and delivered by the undersigned and constitutes the undersigned's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the undersigned of this Second Amendment.

     3.3 The Borrower represents and warrants to the Lenders that (a) the representations and warranties of the Borrower set forth in Article V of the Agreement are true and correct as of the date hereof and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

     3.4 This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

     3.5 THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered by their proper and duly authorized officer as of the day and year first above written.

BORROWER:

                         USCS INTERNATIONAL, INC.,
                         a Delaware corporation

                         By: /s/ Arthur O. Hawkins
                            --------------------------------
                         Name:   Arthur O. Hawkins
                              ------------------------------
                         Title:  Vice-President, Treasurer
                              ------------------------------


LENDERS:

                         NATIONSBANK, N.A.
                         (f/k/a NationsBank of Texas, N.A.),
                         individually in its capacity as a Lender and in its capacity as Agent


                         By: /s/ Chas McDonell
                            --------------------------------
                         Name:   Chas McDonell
                              ------------------------------
                         Title:  Vice-President
                              ------------------------------


                         MELLON BANK, N.A.



                         By: /s/ Abdi Rais
                            --------------------------------
                         Name:   Abdi Rais
                              ------------------------------
                         Title:  First Vice-President
                              ------------------------------

The undersigned acknowledge and consent to the terms of this Second Amendment and agree that the execution and delivery of this Second Amendment does not modify, reduce or discharge its obligations under the terms of that certain Subsidiary Guaranty, dated as of September 30, 1996, executed by the undersigned in favor of the Agent and the Lender Parties.

                         INTERNATIONAL BILLING SERVICES, INC.



                         By: /s/ Arthur O. Hawkins
                            --------------------------------
                         Name:   Arthur O. Hawkins
                              ------------------------------
                         Title:  Vice-President, Treasurer
                              ------------------------------


                         CABLEDATA, INC.


                         By: /s/ Arthur O. Hawkins
                            --------------------------------
                         Name:   Arthur O. Hawkins
                              ------------------------------
                         Title:  Vice-President, Treasurer
                              ------------------------------